                               CONSENT AND RELEASE



                                                              February 29, 2000


Industrial Systems Associates Inc.
INTERMAT, Inc.
3200 Tillman Drive
Suite 200
Bensalem, Pennsylvania  19020
Attention:  President and Controller

Ladies/Gentlemen:

     Reference is made to that certain Loan and Security Agreement dated as of May 8, 1998 among the financial institutions named therein, Bank of America, N.A. (formerly known as Bank of America National Trust and Saving Association, successor-in-interest to BankAmerica Business Credit, Inc.), as Agent, Industrial Systems Associates, Inc. ("ISA") and INTERMAT, Inc. ("INTERMAT"), as amended to date (the "Loan Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

     ISA and INTERMAT have requested that Agent and Lenders consent to the sale (the "Sale") by SDI to Project Software & Development, Inc. (the "Buyer") of all of the capital stock of INTERMAT and in connection therewith release INTERMAT from its obligations under the Loan Documents and release their security interests in the capital stock of INTERMAT and the assets of INTERMAT. Lenders and Agent have agreed to the foregoing requests, subject to the terms and conditions set forth below. Therefore, ISA, INTERMAT, Agent and Lenders hereby agree as follows:

     1. PROCEEDS OF SALE. INTERMAT and ISA hereby represent and warrant to Lenders that the gross proceeds of the Sale and the net amount of such proceeds remaining after deduction of all fees and expenses ("Net Proceeds") are identified on Exhibit A.

     2. CONSENT. Subject to the provisions of paragraph 4, Agent and Lenders hereby consent to the consummation of the Sale and further agree that the consummation of the Sale shall not constitute a breach of the Loan Agreement or the other Loan Documents. Subject to paragraph 4, Agent and Lenders further agree that INTERMAT shall no longer be a Borrower under the Loan Agreement and that INTERMAT is released from all of its obligations under the Loan Documents. Other than as specifically described herein, the consents contained herein shall not constitute a consent to any other departure from, or waiver of any other breach of, the terms of the Loan Agreement or any other Loan Document, whether now existing or hereafter occurring, or of any rights that Agent or any

Lender may have under the Loan Agreement, any other Loan Document or applicable law with respect thereto, all of which rights are expressly reserved hereby.

     INTERMAT hereby confirms that the commitments of the Lenders and Agent to make loans or issue Letters of Credit to INTERMAT under the Loan Agreement are terminated as of the date hereof, and, as of date hereof, the Lenders and Agent have no further obligation to make loans to, or to issue Letters of Credit on behalf of, INTERMAT or to renew, extend or amend any Outstanding Letters of Credit (as defined below).

     3. COLLATERAL RELEASES. Subject to paragraph 4 hereof, Agent and Lenders hereby release their security interest in the capital stock of INTERMAT and all of the assets of INTERMAT. Lenders agree to promptly deliver to INTERMAT the stock certificates evidencing INTERMAT's capital stock and such terminations and releases as INTERMAT shall reasonably request in connection with the foregoing.

     4. EFFECTIVENESS. This Consent and Release shall be effective immediately upon satisfaction of the following conditions on or before March 24, 2000.

          (a) Agent shall have received a copy of this Consent and Release executed by Lenders, ISA and INTERMAT and accepted by SDI, SDI Canada Holdings and SDI Canada.

          (b) The Sale shall have closed in accordance with the terms of the Stock Purchase Agreement dated January 11, 2000 among SDI, Buyer and INTERMAT, as amended by Amendment No. 1 to Stock Purchase Agreement dated as of February 29, 2000 (the "Stock Purchase Agreement").

          (c) Agent shall have received the Net Proceeds of the Sale in an amount of at least $42,500,000 less the amount needed to repurchase the shares of Strategic Distribution, Inc. owned by Gregg Enders at the closing market price on the date of the Sale. Agent is authorized and directed to apply such proceeds to the outstanding Loans which amount shall not result in a reduction of Maximum Revolver Amount.

     5. MUTUAL RELEASE. Subject to paragraph 4, Agent and each Lender hereby release and forever discharge INTERMAT from any and all claims, demands, debts, liabilities, actions, and causes of action of every kind and character based upon or arising out of the Loan Agreement. Subject to paragraph 4, INTERMAT hereby releases and forever discharges Agent and each Lender and their respective representatives, predecessors, assigns, officers, directors, agents, employees and attorneys from any and all claims, demands, debts, liabilities, actions, and causes of action of every kind and character based upon or arising out of the Loan Agreement.

     6. ISA LIABLE. ISA confirms that it is primarily liable for all Obligations including, without limitation, all Obligations of INTERMAT with respect to the Letters of

Credit listed on Exhibit B hereto (the "Outstanding Letters of Credit") (including the Letter of Credit Fees payable pursuant to Section 3.6 with respect thereto) and all Obligations of INTERMAT that by the terms of the Loan Agreement would have survived the termination of the Loan Agreement from which INTERMAT is being released pursuant to this Consent and Release. ISA confirms a true and correct copy of the Stock Purchase Agreement has been delivered to Agent and that the Stock Purchase Agreement contains all of the material terms of the Sale.

     The Outstanding Letters of Credit shall be administered and be accounted for under the Loan Agreement as if they had been issued for the account of ISA.

     7. AMENDED AND RESTATED LOAN AGREEMENT. Within thirty (30) days of the date of this Consent and Release, ISA will enter into an amendment and restatement of the Loan Agreement with Agent and Lenders to reflect the deletion of INTERMAT as a Borrower.

     IN WITNESS WHEREOF, this Consent and Release has been executed and delivered as of the day and year first written above.


                                       Very truly yours,

                                       BANK OF AMERICA, N.A.,
                                       as Agent and as a Lender


                                       By   /s/ Brian J. Wright
                                           -------------------------------
                                       Its
                                           -------------------------------


                                       MELLON BANK, N.A., as a Lender


                                       By   /s/ Daniel Clancy
                                           -------------------------------
                                       Its
                                           -------------------------------


ACKNOWLEDGED AND AGREED TO
this 29th day of February, 2000.


INDUSTRIAL SYSTEMS ASSOCIATES, INC.


By   /s/ John M. Sergey
    -------------------------------
Its
    -------------------------------


INTERMAT, INC.


By   /s/ John M. Sergey
    -------------------------------
Its
    -------------------------------

     The undersigned, as of this 29th day of February, 2000, hereby unconditionally reaffirms its obligations under the Guaranty dated May 8, 1998 in favor of the Agent and the Lenders. The undersigned further consents to the application of the proceeds of the Sale as provided in the foregoing Consent and Release and agrees such application shall result in capital contribution by the undersigned to ISA in the amount of such proceeds. The undersigned further confirms that its rights under the Escrow Agreement relating to the Sale are included within the Collateral under the SDI Security Agreement


                                       STRATEGIC DISTRIBUTION, INC.


                                       By   /s/ John M. Sergey
                                           -----------------------------------
                                       Its
                                           -----------------------------------

     The undersigned, as of this 29th day of February, 2000, hereby unconditionally reaffirms its obligations under the Guaranty dated May 8, 1998 in favor of the Agent and the Lenders.


                                       STRATEGIC DISTRIBUTION (CANADA)
                                       HOLDINGS, INC.


                                        By   /s/ John M. Sergey
                                           -----------------------------------
                                        Its
                                           -----------------------------------

     The undersigned, as of this 29th day of February, 2000, hereby unconditionally reaffirms its obligations under the Guaranty dated May 8, 1998 in favor of the Agent and the Lenders.


                                       STRATEGIC DISTRIBUTION (CANADA)
                                       COMPANY


                                        By   /s/ John M. Sergey
                                           -----------------------------------
                                        Its
                                           -----------------------------------








[caad 234]E

                                    EXHIBIT A

                            NET PROCEEDS CALCULATION





        Gross Proceeds                                   $55,000,000
                                                         -----------

        Estimated Costs:
                 Broker Fees                               1,000,000
                 Employee Retention Bonus                  1,900,000
                 Legal Fees                                  900,000
                 Accounting Fees                             100,000
                 Other                                       100,000
                                                         -----------
                                                           4,000,000
                                                         -----------

        Income Taxes                                       8,500,000
                                                         -----------

        Total Estimated Costs                             12,500,000
                                                         -----------

        Net Proceeds                                     $42,500,000
                                                         ===========


                                    EXHIBIT B

                      LIST OF OUTSTANDING LETTERS OF CREDIT




         Number                       Amount                   Expiration
         -------                    ----------                 ----------

         3010525                    $60,116.69                   2/15/01
         3013550                    $35,510.00                   4/30/00
         3014310                    $10,000.00                   6/30/00
